Exhibit 99.1

InterCloud to Acquire RentVM, Inc.

Acquisition Enables Roll Out Software Defined Data Center to the Enterprise and Service Provider Markets

RED BANK, N.J., Feb. 3, 2014 (GLOBE NEWSWIRE) -- InterCloud Systems, Inc. (Nasdaq:ICLD) (the "Company" or "InterCloud"), a single-source provider of end-to end IT and next generation network solutions to the service provider and corporate enterprise markets through cloud platforms and professional services, announced today the impending acquisition of RentVM, Inc. ( a New Jersey Corporation ).  RentVM expands InterCloud's cloud and managed services capabilities by providing InterCloud an SDDC (Software Defined Data Center) platform to offer enterprise-grade cloud computing solutions. RentVM's platform provides self-service portal that allows for auto, on demand provisioning of Cloud assets through a hierarchy system supported by enterprise level security and offering clients a streamlined process to virtualize existing infrastructure and integrate to cloud solutions.  This Cloud orchestration system includes a software defined network (SDN) management tool that allows for quicker time to market for IT teams orchestrating growth in IT environments globally.

InterCloud CEO, Mark E. Munro, stated, "RentVM dramatically expands our cloud capabilities. This platform brings InterCloud systems: network, server and storage virtualization in some of the top datacenters in North America.   With this level of connectivity InterCloud systems can offer private cloud services to potentially every single business address in US. By leveraging this platform, InterCloud systems will be able to offer several optimized open-source and license based business applications to its customer in multi-tenant or private cloud models. Our goal is to offer a full suite of cloud services to our customers and this acquisition will assist us in this endeavor."

About InterCloud Systems, Inc.

InterCloud Systems, Inc. is a global single-source provider of value-added services for both corporate enterprises and service providers. The company offers cloud and managed services, professional consulting services and voice, data and optical solutions to assist its customers in meeting their changing technology demands. Its engineering, design, installation and maintenance services support the build-out and operation of some of the most advanced enterprise, fiber optic, Ethernet, and wireless networks. Additional information regarding InterCloud may be found on the Company's website at www.intercloudsys.com.

About RentVM, Inc.

RentVM enables the power of Cloud Computing. RentVM delivers Infrastructure-as-a-Service technology to Software Developers, Healthcare, Education, small and medium size businesses and enterprises to enable Public and Private (enterprise) Cloud environments. Our extensive experience in system integration and solutions centric services help our customers to quickly migrate and adopt to cloud based services.

Forward-looking statements:

The above news release contains forward-looking statements. The statements contained in this document that are not statements of historical fact, including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, including statements related to expected market trends and the Company's performance, are all "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. These statements are based on assumptions that management believes are reasonable based on currently available information, and include statements regarding the intent, belief or current expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performances, and are subject to a wide range of external factors, uncertainties, business risks, and other risks identified in filings made by the company with the Securities and Exchange Commission. Actual results may differ materially from those indicated by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based except as required by applicable law and regulations.

CONTACT: Investor Relations
         RedChip Companies, Inc.
         Mike Bowdoin, Vice President
         800-733-2447, ext. 110
         mike@redchip.com

Source: InterCloud Systems, Inc.